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                                                         Exhibit 10(iii)A(13)(b)



                           AMENDMENT AND ADOPTION OF
                        NATIONAL SERVICE INDUSTRIES, INC.
                            EXECUTIVE BENEFITS TRUST

     This Agreement made and entered into as of this ____ day of ___________, 1996, by and among National Service Industries, Inc. (the "Corporation), Wachovia Bank and Trust Company (the "Trustee") and the following affiliates of the Corporation - North Bros., Inc., National Service Industries, Inc. of Georgia, NSI Enterprises, Inc., ZEP Manufacturing Company, and NSI Services,
L.P.:

                              W I T N E S S E T H:

     WHEREAS, the Corporation previously established a trust arrangement known as the National Service Industries, Inc. Executive Benefits Trust (the "Trust") in order to ensure that participants and their beneficiaries receive the benefits which the Corporation and its affiliates are obligated to provide pursuant to various executive compensation arrangements (collectively, the "Plans") and to provide for additional funding of the Trust upon a Change in Control of the Corporation; and

     WHEREAS, effective as of August 31, 1996, the Corporation will reorganize its operations into several newly-formed subsidiary corporations and limited partnerships including North Bros., Inc., National Service Industries, Inc. of Georgia, NSI Enterprises , Inc., ZEP Manufacturing Company, and NSI Services, L.P. (collectively, referred to as the "Affiliates"); and

     WHEREAS, each Affiliate has assumed the obligation, with respect to certain eligible employees employed by such Affiliate, to provide benefits under one or more of the Plans; and

     WHEREAS, each of the Affiliates now desires to adopt and become a party to the Trust upon the terms set forth herein; and

     WHEREAS, the Corporation desires to amend the Trust in certain respects to clarify each Affiliate's financial obligation to provide benefits to the Affiliate's eligible employees under any Plan adopted by such Affiliate;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

     The Corporation authorizes each of the Affiliates to adopt and become a party to the Trust in accordance with the terms and provisions thereof.


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Exhibit 10(iii)A(13)(b)


                                       2.

     Effective as of August 31, 1996, each of the Affiliates hereby adopts and becomes a party to the Trust and agrees to be bound by all the terms and provisions thereof.

                                       3.

     Section 4.1 of the Trust is hereby amended by deleting the first sentence thereof in its entirety and substituting the following:

          "Immediately upon the occurrence of a Change in Control, the Company and each Affiliate shall contribute sufficient cash or marketable securities to their respective Benefit Accounts in an amount equal to the difference between the assets transferred to this Trust pursuant to the Transfer and the amount necessary to pay all benefits payable (whether payable currently or on a deferred basis) under all Transferred Plans as the Trustee, in its discretion, determines; provided, however, any Affiliate shall be required to make contributions hereunder only to the extent of such Affiliate's obligation under each Plan it has adopted."

                                       4.

     Section 4.2 of the Trust is hereby amended by adding "and any Affiliate" after "Company" wherever it appears therein.

                                       5.

     Section 4.3 of the Trust is hereby amended by adding "or Affiliate, as applicable" after "Company" wherever it appears therein and by adding the following to the end of the section:

     "In the event that any Affiliate fails to transfer funds following written demand as provided herein, the Company shall assume the Affiliate's obligation to transfer such funds."

                                       6.

     Section 9.4 of the Trust is hereby amended by adding the following to the end of the section:

     "To the extent any Affiliate has failed to transfer  funds  required  under
     Section 4.3, the Trustee may join such Affiliate in any legal action against the Company to compel payment."

                                       7.

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                                                         Exhibit 10(iii)A(13)(b)



     This Agreement shall be effective as of August 31, 1996. Except as provided herein, the remaining provisions of the Trust shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Adoption Agreement as of the day and year first written above.

ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.

____________________________                By: _______________________________

ATTEST:                                     NORTH BROS., INC.

____________________________                By: _______________________________

ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC. OF
                                                     GEORGIA

____________________________                By: _______________________________

ATTEST:                                     NSI ENTERPRISES, INC.

____________________________                By: _______________________________

ATTEST:                                     ZEP MANUFACTURING COMPANY

____________________________                By: _______________________________

ATTEST:                                     NSI SERVICES, L.P.

____________________________                By: _______________________________


ATTEST:                                     WACHOVIA BANK AND TRUST COMPANY,
                                                     AS TRUSTEE

____________________________                By: _______________________________